UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 10, 2014

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 10, 2014, RealNetworks, Inc. announced that Michael C. Mulica joined RealNetworks as President, Worldwide Sales and Business Development.
Mr. Mulica most recently served as President and Chief Executive Officer of Unwired Planet, Inc., a publicly traded intellectual property company focused on the mobile industry, from April 2012 to July 2013.  Prior to that, he was President and Chief Executive Officer of Openwave Systems Inc., a publicly traded software company, from October 2011 until its restructuring as Unwired Planet in April 2012.  From June 2010 to July 2011, Mr. Mulica served as President and Head of Strategy and Corporate Development at Synchronoss Technologies, Inc., a publicly traded provider of transaction management, cloud enablement and mobile connectivity services for connected devices. From December 2007 until June 2010, he served as the Chairman and Chief Executive Officer of FusionOne, Inc., a leader in mobile content portability which was acquired by Synchronoss in June 2010.  From August 2003 until December 2007, he served as the Chairman and Chief Executive Officer of BridgePort Networks, a leader in mobile-to-Voice-Over-IP.  Previously, he served as Senior Vice President of Worldwide Sales, Consulting and Support at Phone.com from October 1999 until its merger with Software.com in November 2000, which resulted in the formation of Openwave Systems where he then assumed the position of Senior Vice President of Worldwide Customer Operations until 2003.   Mr. Mulica served on the board of directors of Openwave Systems and Unwired Planet from October 2011 to April 2014.  He currently serves on the board of directors of several privately held companies, including Vinja, since April 2014; Rhapsody International, since July 2013; and Device Cloud Networks, since February 2013.   Mr. Mulica holds an M.B.A. from the Kellogg Graduate School of Management at Northwestern University, a B.S. in Business from Marquette University, and a Graduate Certificate in International Business from the Copenhagen Business School.
Forward-Looking Statements: The exhibit to this Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements relating to management roles and RealNetworks’ plans and expectations regarding its RealPlayer and Mobile Entertainment businesses. All statements that do not relate to matters of historical fact should be considered forward-looking statements. Actual outcomes may differ materially from expectations. Factors that could cause actual results to differ from those predicted include, but are not limited to, growth and other benefits from the implementation of the company’s strategic initiatives; competitive risks, such as the emergence or growth of competing technologies, products and services; and risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The company assumes no obligation to update any forward-looking statements or information
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated June 10, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Secretary
Dated: June 10, 2014

EXHIBIT INDEX

Exhibit No.
99.1	Press Release of RealNetworks, Inc. dated June 10, 2014.